MFS(R) INSTITUTIONAL TRUST:

                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Funds" section for each of the funds listed above (the fund) is hereby restated as follows:

The MFS Institutional Large Cap Growth Fund is managed by a team of portfolio managers comprised of : John E. Lathrop, Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Margaret W. Adams, an MFS Vice President. These individuals have been the fund's portfolio managers since: Messrs., Lathrop and Ali, and Ms. Adams - March 2003 and Mr. Pesek - 1999. They have been employed in the MFS investment management area since: Messrs. Lathrop and Pesek - 1994, Mr. Ali - 1993 and Ms. Adams - 2000. Prior to joining MFS, Ms. Adams was employed in the investment management area of J. P. Morgan & Co.

The MFS Institutional Real Estate Investment Fund is managed by a team of portfolio managers comprised of: Thomas V. Pedulla, Leo D. Saraceno, each a Sun Capital Senior Vice President, and Richard R. Gable, a Sun Capital Vice President. Mr. Pedulla has been a portfolio manager of the fund since inception, and has been in the investment management area of Sun Capital since 1995. Mr. Saraceno, CFA, became a portfolio manager of the fund effective February 2003 and has been in the investment management area of Sun Capital since 1996. Mr. Gable, CFA, has been a portfolio manager of the fund since 2001, and has been in the investment management area of Sun Capital since 1998.

                  The date of this Supplement is March 7, 2003.